Prepared by, Record, and Return to: Patrick R. Gillard Ballard Spahr LLP 1735 Market Street, 51st Floor Philadelphia, PA 19103 Phone (215) 864-8536 INDENTURE SUPPLEMENTAL TO MORTGAGE AND DEED OF TRUST (Dated January 15, 1937) Executed By ATLANTIC CITY ELECTRIC COMPANY TO THE BANK OF NEW YORK MELLON, Trustee. _____________________________________ Dated as of March 1, 2025 $100,000,000 FIRST MORTGAGE BONDS, 5.28% SERIES DUE MARCH 26, 2035 $75,000,000 FIRST MORTGAGE BONDS, 5.54% SERIES DUE NOVEMBER 19, 2040 $75,000,000 FIRST MORTGAGE BONDS, 5.81% SERIES DUE NOVEMBER 19, 2055

- i - TABLE OF CONTENTS* Page PARTIES ....................................................................................................................................................................... 1 RECITALS .................................................................................................................................................................... 1 GRANT ....................................................................................................................................................................... 16 DESCRIPTION OF PROPERTY ................................................................................................................................ 16 APPURTENANCES, ETC .......................................................................................................................................... 17 HABENDUM .............................................................................................................................................................. 17 ENCUMBRANCES .................................................................................................................................................... 17 TRUST ........................................................................................................................................................................ 17 SEC. 1. Creation of Bonds of the New Series ............................................................................................................ 18 Date of Maturity .............................................................................................................................. 18 Interest Rate .................................................................................................................................... 18 Redemption ..................................................................................................................................... 19 SEC. 2. Issuance of Bonds of the New Series ............................................................................................................ 19 SEC. 3. Approval of Supplemental Indenture by Board of Public Utilities, State of New Jersey not to be construed as approval of other acts .................................................. 20 SEC. 4. Supplemental Indenture and Original Indenture to be construed as one instrument ..................................... 20 Limitation on rights of others .......................................................................................................... 20 Trustee assumes no responsibility for correctness of recitals of fact .............................................. 20 Execution in counterparts ................................................................................................................ 20 SEC. 5. Trustee Instructions ....................................................................................................................................... 20 *The Table of Contents shall not be deemed to be any part of the Indenture Supplemental to Mortgage and Deed of Trust.

- 1 - SUPPLEMENTAL INDENTURE, dated as of March 1, 2025 for convenience of reference, and effective from the time of execution and delivery hereof, made and entered into by and between ATLANTIC CITY ELECTRIC COMPANY, a corporation of the State of New Jersey (hereinafter sometimes called the “Company”), party of the first part, and THE BANK OF NEW YORK MELLON (ultimate successor to the Irving Trust Company), a New York banking corporation, as trustee (hereinafter sometimes called the “Trustee”), party of the second part. WHEREAS, the Company has heretofore executed and delivered to the Trustee its Mortgage and Deed of Trust, dated January 15, 1937 (hereinafter referred to as the “Mortgage”), for the security of all bonds of the Company outstanding thereunder, and by said Mortgage conveyed to the Trustee, upon certain trusts, terms and conditions, and with and subject to certain provisos and covenants therein contained, all and singular the property, rights and franchises which the Company then owned or should thereafter acquire, excepting any property expressly excepted by the terms of the Mortgage; and WHEREAS, the Company has heretofore executed and delivered to the Trustee an Indenture Supplemental to Mortgage and Deed of Trust, dated as of June 1, 1949, an Indenture Supplemental to Mortgage and Deed of Trust, dated as of July 1, 1950, an Indenture Supplemental to Mortgage and Deed of Trust, dated as of November 1, 1950, an Indenture Supplemental to Mortgage and Deed of Trust, dated as of March 1, 1952, an Indenture Supplemental to Mortgage and Deed of Trust, dated as of January 1, 1953, an Indenture Supplemental to Mortgage and Deed of Trust, dated as of March 1, 1954, an Indenture Supplemental to Mortgage and Deed of Trust, dated as of March 1, 1955, an Indenture Supplemental to Mortgage and Deed of Trust, dated as of January 1, 1957, an Indenture Supplemental to Mortgage and Deed of Trust, dated as of April 1, 1958, an Indenture Supplemental to Mortgage and Deed of Trust, dated as of April 1, 1959, an Indenture Supplemental to Mortgage and Deed of Trust, dated as of March 1, 1961, an Indenture Supplemental to Mortgage and Deed of Trust, dated as of July 1, 1962, an Indenture Supplemental to Mortgage and Deed of Trust, dated as of March 1, 1963, an Indenture Supplemental to Mortgage and Deed of Trust, dated as of February 1, 1966, an Indenture Supplemental to Mortgage and Deed of Trust, dated as of April 1, 1970, an Indenture Supplemental to Mortgage and Deed of Trust, dated as of September 1, 1970, an Indenture Supplemental to Mortgage and Deed of Trust, dated as of May 1, 1971, an Indenture Supplemental to Mortgage and Deed of Trust, dated as of April 1, 1972, an Indenture Supplemental to Mortgage and Deed of Trust, dated as of June 1, 1973, an Indenture Supplemental to Mortgage and Deed of Trust, dated as of January 1, 1975, an Indenture Supplemental to Mortgage and Deed of Trust, dated as of May 1, 1975, an Indenture Supplemental to Mortgage and Deed of Trust, dated as of December 1, 1976, an Indenture Supplemental to Mortgage and Deed of Trust, dated as of January 1, 1980, an Indenture Supplemental to Mortgage and Deed of Trust, dated as of May 1, 1981, an Indenture Supplemental to Mortgage and Deed of Trust, dated as of November 1, 1983, an Indenture Supplemental to Mortgage and Deed of Trust, dated as of April 15, 1984, an Indenture Supplemental to Mortgage and Deed of Trust, dated as of July 15, 1984, an Indenture Supplemental to Mortgage and Deed of Trust, dated as of October 1, 1985, an Indenture Supplemental to Mortgage and Deed of Trust, dated as of May 1, 1986, an Indenture Supplemental to Mortgage and Deed of Trust, dated as of July 15, 1987, an Indenture Supplemental to Mortgage and Deed of Trust, dated as of October 1, 1989, an Indenture Supplemental to Mortgage and Deed of Trust, dated as of March 1, 1991, an Indenture Supplemental to Mortgage and Deed of Trust, dated as of May 1, 1992, an Indenture Supplemental to Mortgage and Deed of Trust, dated as of January 1, 1993, an Indenture Supplemental to Mortgage and Deed of Trust, dated as of August 1, 1993, an Indenture Supplemental to Mortgage and Deed of Trust, dated as of September 1, 1993, an Indenture Supplemental to Mortgage and Deed of Trust, dated as of November 1, 1993, an Indenture Supplemental to Mortgage and Deed of Trust, dated as of June 1, 1994, an Indenture Supplemental to Mortgage and Deed of Trust, dated as of October 1, 1994, an Indenture Supplemental to Mortgage and Deed of Trust, dated as of November 1, 1994, an Indenture Supplemental to Mortgage and Deed of Trust, dated as of March 1, 1997, an Indenture Supplemental to Mortgage and Deed of Trust, dated as of April 1, 2004, an Indenture Supplemental to Mortgage and Deed of Trust, dated as of August 10, 2004, an Indenture Supplemental to Mortgage and Deed of Trust, dated as of March 8, 2006, an Indenture Supplemental to Mortgage and Deed of Trust, dated as of November 6, 2008, an Indenture Supplemental to Mortgage and Deed of Trust, dated as of March 29, 2011, an Indenture Supplemental to Mortgage and Deed of Trust, dated as of August 14, 2014, an Indenture Supplemental to Mortgage and Deed of Trust, dated as of December 1, 2015, an Indenture Supplemental to Mortgage and Deed of Trust, dated as of October 9, 2018, an Indenture Supplemental to Mortgage and Deed of Trust, dated as of May 2, 2019, an Indenture Supplemental to Mortgage and Deed of Trust, dated as of May 1, 2020, an Indenture Supplemental to Mortgage and Deed of Trust, dated as of June 1, 2020, an Indenture Supplemental to Mortgage and Deed of Trust, dated as of February 15, 2021, an Indenture Supplemental to Mortgage and Deed of Trust, dated as of

- 2 - November 1, 2021, an Indenture Supplemental to Mortgage and Deed of Trust, dated as of February 1, 2022, an Indenture Supplemental to Mortgage and Deed of Trust, dated as of March 1, 2023, and an Indenture Supplemental to Mortgage and Deed of Trust, dated as of March 1, 2024, such instruments amending and supplementing the Mortgage in certain respects (the Mortgage, as so amended and supplemented, being hereinafter called the “Original Indenture”) and conveying to the Trustee, upon certain trusts, terms and conditions, and with and subject to certain provisos and covenants therein contained, certain property rights and property therein described; and WHEREAS, in addition to the property described in the Original Indenture, the Company has acquired certain property rights and property hereinafter described and has covenanted in Section 42 of the Original Indenture to execute and deliver such further instruments and do such further acts as may be necessary or proper to make subject to the lien thereof any property thereafter acquired and intended to be subject to such lien; and WHEREAS, the Company represents that no default has occurred under any of the provisions of the Original Indenture; and WHEREAS, the Original Indenture provides that bonds issued thereunder may be issued in one or more series and further provides that, with respect to each series, the rate of interest, the date or dates of maturity, the dates for the payment of interest, the terms and rates of optional redemption, and other terms and conditions shall be determined by the Board of Directors of the Company prior to the authentication thereof; and WHEREAS, Section 121 of the Original Indenture provides that any power, privilege or right expressly or impliedly reserved to or in any way conferred upon the Company by any provision of the Original Indenture, whether such power, privilege or right is in any way restricted or is unrestricted, may be in whole or in part waived or surrendered or subjected to any restriction if at the time unrestricted or to additional restriction if already restricted, and that the Company may enter into any further covenants, limitations or restrictions for the benefit of any one or more series of bonds issued under the Original Indenture and provide that a breach thereof shall be equivalent to a default under the Original Indenture, or the Company may cure any ambiguity or correct or supplement any defective or inconsistent provisions contained in the Original Indenture or in any indenture supplemental to the Original Indenture, by an instrument in writing, properly executed and acknowledged, and that the Trustee is authorized to join with the Company in the execution of any such instrument or instruments; and WHEREAS, the Company has heretofore, from time to time in accordance with the provisions of the Original Indenture, issued bonds of various series and in various amounts and, of the bonds so issued, $1,923,150,000.00 aggregate principal amount is outstanding at the date of this supplemental indenture; and WHEREAS, the Company, by appropriate corporate action in conformity with the terms of the Original Indenture, has duly determined to create a series of bonds under the Original Indenture in the aggregate principal amount of $100,000,000, to be entitled and designated as the First Mortgage Bonds, 5.28% Series due March 26, 2035 (herein sometimes referred to as the “Bonds of 2035 Series”); and WHEREAS, each of the fully registered bonds of the Bonds of 2035 Series is to be substantially in the following form, to wit: THIS BOND HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES OR “BLUE SKY” LAWS OF ANY OTHER JURISDICTION, AND MAY BE TRANSFERRED ONLY IN COMPLIANCE WITH SUCH REGISTRATION REQUIREMENTS OR UNDER AN EXEMPTION THEREFROM. No. ______ $_________ PPN No. ___________ (FORM OF BOND) (FACE) ATLANTIC CITY ELECTRIC COMPANY FIRST MORTGAGE BOND 5.28% Series due March 26, 2035

- 3 - ATLANTIC CITY ELECTRIC COMPANY, a corporation of the State of New Jersey (hereinafter called the “Company”), for value received, hereby promises to pay to ___________, or registered assigns, the principal sum of __________ Dollars on ____________________, at the office or agency of the Company in the Borough of Manhattan, The City of New York in lawful money of the United States of America, and to pay interest thereon at the rate of 5.28 per centum per year in like money, at said office or agency on March 26 and September 26 in each year, commencing September 26, 2025, until the Company’s obligation with respect to the payment of such principal shall have been discharged. Interest on this bond will accrue from the date of original issuance of Bonds of 2035 Series (as hereinafter defined) to the first interest payment date, and thereafter will accrue from the last interest payment date to which interest on the Bonds of 2035 Series has been paid or duly provided for. In the event that any interest payment date is not a business day, then payment of interest payable on such date will be made on the next succeeding day which is a business day with the same force and effect as if made on the interest payment date (and without any interest or other payment in respect of such delay). “Business day” means any day, other than a Saturday or Sunday, which is not a day on which banking institutions or trust companies in the Borough of Manhattan, The City of New York are generally authorized or required by law, regulation or executive order to remain closed. Interest on this bond payable prior to maturity shall be paid by check mailed to the address of the person or persons entitled thereto, as such address shall appear on the bond registration books maintained by the trustee or by wire transfer to an account designated by the person entitled thereto. Subject to certain exceptions provided in the Mortgage referred to on the reverse hereof, the interest payable on any interest payment date shall be paid to the person in whose name this bond is registered at the close of business on the first Business Day of the month in which such interest payment date occurs; provided, however, that interest payable at maturity will be paid to the person to whom principal is paid. This bond shall not become valid or obligatory for any purpose until The Bank of New York Mellon, the Trustee under the Mortgage, or its successor thereunder, shall have signed, by manual or electronic signatures, the form of authentication certificate endorsed hereon. Reference is made to the further provisions of this bond set forth on the reverse hereof and such further provisions shall for all purposes have the same effect as though fully set forth at this place. IN WITNESS WHEREOF, ATLANTIC CITY ELECTRIC COMPANY has caused this bond to be executed in its name by the signature or a facsimile thereof of one of its Authorized Officers and attested by the signature, or a facsimile thereof, of its Secretary or one of its Assistant Secretaries. Dated, ATLANTIC CITY ELECTRIC COMPANY By: _______________________________ Authorized Officer Attest: ______________________________ [Assistant] Secretary (FORM OF BOND) (REVERSE) This bond is one of an issue of bonds of the Company, issuable in series, and is one of a series known as its “First Mortgage Bonds, 5.28% Series due March 26, 2035” (hereinafter called “Bonds of 2035 Series”), all bonds of all series issued and to be issued under and equally secured (except insofar as any sinking fund, established in accordance with the provisions of the Mortgage hereinafter mentioned, may afford additional security for the bonds of any particular series) by a Mortgage and Deed of Trust (herein, together with any indentures supplemental thereto, called the Mortgage), dated January 15, 1937, executed by the Company to THE BANK OF NEW YORK

- 4 - MELLON (ultimate successor to the Irving Trust Company), as Trustee, to which Mortgage reference is made for a description of the property mortgaged and pledged, the nature and extent of the security, the rights of the holders of the bonds in respect thereof, the duties and immunities of the Trustee, and the terms and conditions upon which the bonds are secured. With the consent of the Company and to the extent permitted by and as provided in the Mortgage, the rights and obligations of the Company and/or of the holders of the bonds and/or coupons and/or the terms and provisions of the Mortgage and/or of any instruments supplemental thereto may be modified or altered by affirmative vote of the holders of at least seventy-five per centum (75%) in principal amount of the bonds affected by such modification or alteration then outstanding under the Mortgage (excluding bonds disqualified from voting by reason of the Company’s interest therein as provided in the Mortgage); provided that no such modification or alteration shall permit the extension of the maturity of the principal of this bond or the reduction in the rate of interest hereon or any other modification in the terms of payment of such principal or interest without the consent of the holder hereof. The principal hereof may be declared or may become due prior to the express date of the maturity hereof on the conditions, in the manner and at the time set forth in the Mortgage, upon the occurrence of a completed default as in the Mortgage provided. In addition to the completed defaults described in the Indenture, an event of default with respect to the Bonds of 2035 Series will include the additional events of default described in Section 11 of the Bond Purchase Agreement between the Company and the initial holders of the Bonds of 2035 Series specified on Schedule A to the Bond Purchase Agreement relating thereto. The Trustee shall not be deemed to have actual or constructive knowledge of any event of default under the Bond Purchase Agreement unless an officer of the Trustee with direct responsibility for the administration of the Indenture (a “responsible officer”) shall have received written notice thereof from the Company or from one of the holders of the Bonds of 2035 Series then outstanding that references the Bonds of 2035 Series and the Indenture. The Bonds of 2035 Series are issuable only as registered bonds without coupons in denominations of $100,000 or integral multiples of $1,000 in excess thereof. This bond is transferable as prescribed in the Mortgage by the registered owner hereof in person, or by his duly authorized attorney, at the office or agency of the Company in the Borough of Manhattan, The City of New York, upon surrender and cancellation of this bond, and upon payment, if the Company shall require it, of the transfer charges prescribed in the Mortgage, and thereupon, a new fully registered bond of the same series for a like principal amount will be issued to the transferee in exchange herefor as provided in the Mortgage. The Company and the Trustee may deem and treat the person in whose name this bond is registered as the absolute owner hereof for the purpose of receiving payment of or on account of principal or (subject to the provisions of the Mortgage) interest hereon and for all other purposes and the Company and the Trustee shall not be affected by any notice to the contrary. In order to enable the Trustee to comply with its obligations under applicable tax laws, rules and regulations in effect from time to time (“Applicable Law”), the Company shall provide to the Trustee, following written request from the Trustee, such information concerning the holders of the Bonds of 2035 Series as the Trustee may reasonably request in order to determine whether the Trustee has any tax-related obligations under Applicable Law with respect to the payments made to holders of the Bonds of 2035 Series, but only to the extent (a) such information is in the Company’s possession, (b) such information is not subject to any confidentiality or similar agreement or undertaking or otherwise deemed by the Company to be confidential and (c) providing such information to the Trustee does not, in the judgment of the Company, breach or violate or constitute a default under any applicable laws, rules or regulations or any instrument or agreement to which the Company of any of its affiliates is a party or may be bound. The Company, the Trustee or any paying agent for the Bonds of 2035 Series shall be permitted to make any withholding or deduction from the amount of principal and interest payable to holders of the Bonds of 2035 Series to the extent required under Applicable Law. The Bonds of 2035 Series shall be redeemable at the option of the Company prior to the express date of the maturity hereof, in whole or in part, at any time; provided that the Company may not redeem less than 5% of the aggregate principal amount of the Bonds of 2035 Series in the case of any partial redemption. The Company shall give notice of its intent to redeem such Bonds to the holders of such Bonds of 2035 Series at least 30 days but no more than 60 days prior to the date fixed for such redemption (the “Redemption Date”).

- 5 - Except as otherwise provided in the succeeding paragraph with respect to optional redemption during the Prepayment Period (as defined herein), if the Company redeems all or any part of the Bonds of 2035 Series pursuant to the provisions of this paragraph, it shall pay an amount equal to 100% of the principal amount of the Bonds of 2035 Series to be redeemed and a Make-Whole Amount, which shall be calculated as follows: “Make-Whole Amount” means, as determined by the Company, with respect to any Bonds of 2035 Series, an amount equal to the excess, if any, of the Discounted Value of the Remaining Scheduled Payments with respect to the Called Principal of such Bonds of 2035 Series over the amount of such Called Principal of such Bonds of 2035 Series, provided, that the Make-Whole Amount may in no event be less than zero. For the purposes of determining the Make-Whole Amount, the following terms have the following meanings and each of which will be determined by the Company: “Business Day” means any day other than a Saturday, a Sunday or a day on which commercial banks in New York City are required or authorized to be closed. “Called Principal” means, with respect to any of the Bonds of 2035 Series, the principal of such Bonds of 2035 Series that are to be redeemed or have become or are declared to be immediately due and payable pursuant to the Mortgage. “Discounted Value” means, with respect to the Called Principal of any Bond of 2035 Series, the amount obtained by discounting all Remaining Scheduled Payments with respect to such Called Principal from their respective scheduled due dates to the Settlement Date with respect to such Called Principal, in accordance with accepted financial practice and at a discount factor (applied on the same periodic basis as that on which interest on the Bonds of 2035 Series is payable) equal to the Reinvestment Yield with respect to such Called Principal. “Reinvestment Yield” means, with respect to the Called Principal of any Bonds of 2035 Series, the sum of (a) 0.50% plus (b) the yield to maturity implied by the “Ask Yield(s)” reported as of 10:00 a.m. (New York City time) on the second Business Day preceding the Settlement Date with respect to such Called Principal, on the display designated as “Page PX1” (or such other display as may replace Page PX1) on Bloomberg Financial Markets for the most recently issued actively traded on-the-run U.S. Treasury securities (“Reported”) having a maturity equal to the Remaining Average Life of such Called Principal as of such Settlement Date. If there are no such U.S. Treasury securities Reported having a maturity equal to such Remaining Average Life, then such implied yield to maturity will be determined by (i) converting U.S. Treasury bill quotations to bond equivalent yields in accordance with accepted financial practice and (ii) interpolating linearly between the “Ask Yields” Reported for the applicable most recently issued actively traded on-the-run U.S. Treasury securities with the maturities (1) closest to and greater than such Remaining Average Life and (2) closest to and less than such Remaining Average Life. The Reinvestment Yield shall be rounded to the number of decimal places as appears in the interest rate of the applicable Bonds of 2035 Series. If such yields are not Reported or the yields Reported as of such time are not ascertainable (including by way of interpolation), then “Reinvestment Yield” means, with respect to the Called Principal of any Bonds of 2035 Series, the sum of (x) 0.50% plus (y) the yield to maturity implied by the U.S. Treasury constant maturity yields reported, for the latest day for which such yields have been so reported as of the second Business Day preceding the Settlement Date with respect to such Called Principal, in Federal Reserve Statistical Release H.15 (or any comparable successor publication) for the U.S. Treasury constant maturity having a term equal to the Remaining Average Life of such Called Principal as of such Settlement Date. If there is no such U.S. Treasury constant maturity having a term equal to such Remaining Average Life, such implied yield to maturity will be determined by interpolating linearly between (1) the U.S. Treasury constant maturity so reported with the term closest to and greater than such Remaining Average Life and (2) the U.S. Treasury constant maturity so reported with the term closest to and less than such Remaining Average Life. The Reinvestment Yield shall be rounded to the number of decimal places as appears in the interest rate of the applicable Bonds of 2035 Series. “Remaining Average Life” means, with respect to any Called Principal, the number of years obtained by dividing (i) such Called Principal into (ii) the sum of the products obtained by multiplying (a) the principal component of each Remaining Scheduled Payment with respect to such Called Principal by (b) the number of years, computed on the basis of a 360-day year comprised of twelve 30-day months and calculated to two decimal places,

- 6 - that will elapse between the Settlement Date with respect to such Called Principal and the scheduled due date of such Remaining Scheduled Payment. “Remaining Scheduled Payments” means, with respect to the Called Principal of any Bonds of 2035 Series, all payments of such Called Principal and interest thereon that would be due after the Settlement Date with respect to such Called Principal if no payment of such Called Principal were made prior to its scheduled due date, provided that if such Settlement Date is not a date on which interest payments are due to be made under the Bonds of 2035 Series, then the amount of the next succeeding scheduled interest payment will be reduced by the amount of interest accrued to such Settlement Date and required to be paid on such Settlement Date. “Settlement Date” means, with respect to the Called Principal of any Bonds of 2035 Series, the date on which such Called Principal is to be prepaid or has become or is declared to be immediately due and payable pursuant to the Mortgage, as the context requires. The Company’s notice of redemption to the holders of Bonds of 2035 Series shall specify such date (which shall be a Business Day), the aggregate principal amount of the Bonds of 2035 Series to be prepaid on such date, the principal amount of each Bonds of 2035 Series held by such holder to be prepaid (determined in accordance with the next paragraph hereof), and the interest to be paid on the prepayment date with respect to such principal amount being prepaid, and shall be accompanied by a certificate of the chief financial officer, principal accounting officer, treasurer, assistant treasurer or comptroller of the Company (each, a “Senior Financial Officer”) as to the estimated Make-Whole Amount due in connection with such prepayment (calculated as if the date of such notice were the date of the prepayment), setting forth the details of such computation. Two Business Days prior to such prepayment, the Company shall deliver to the Trustee and each holder of Bonds of 2035 Series a certificate of a Senior Financial Officer specifying the calculation of such Make- Whole Amount as of the specified prepayment date. Provided that no default or event of default has occurred and is continuing, within ninety (90) days of the stated maturity date of the Bonds of 2035 Series (the period from such date to the stated maturity of the Bonds of 2035 Series being referred to herein as the “Prepayment Period”), the Company may, at its option, upon prior written notice as provided below, prepay all the Bonds of 2035 Series at 100% of the principal amount so prepaid, together with interest on such principal amount accrued to the date of prepayment and without any Make-Whole Amount. In the case of each partial prepayment of the Bonds of 2035 Series, the principal amount of the Bonds of 2035 Series to be prepaid shall be allocated among all of the Bonds of 2035 Series at the time outstanding in proportion, as nearly as practicable, to the respective unpaid principal amounts thereof not theretofore called for prepayment. In the case of each prepayment of Bonds of 2035 Series, the principal amount of each of the Bonds of 2035 Series to be prepaid shall mature and become due and payable on the date fixed for such prepayment, together with interest on such principal amount accrued to such date and the applicable Make-Whole Amount, if any. From and after such date, unless the Company shall fail to pay such principal amount when so due and payable, together with the interest and Make-Whole Amount, if any, as aforesaid, interest on such principal amount shall cease to accrue. Any Bonds of 2035 Series paid or prepaid in full shall be surrendered to the Company and cancelled and shall not be reissued, and no Bonds of 2035 Series shall be issued in lieu of any prepaid principal amount of any Bonds of 2035 Series. The Company shall deliver to the Trustee before any Redemption Date for the Bonds of 2035 Series its calculation of the amount applicable to such redemption. The Trustee shall be under no duty to inquire into, may presume the correctness of, and shall be fully protected in acting upon, the Company’s calculation of any redemption price of the Bonds of 2035 Series. If at the time notice of redemption is given the redemption moneys are not on deposit with the Trustee, then the redemption shall be subject to the receipt of such moneys on or before the Redemption Date, and such notice shall be of no effect unless such moneys are received. No recourse shall be had for the payment of the principal of or interest on this bond against any incorporator or any past, present or future subscriber to the capital stock, shareholder, officer or director, as such, of

- 7 - the Company or of any successor corporation, either directly or through the Company or any successor corporation, under any rule of law, statute or constitution or by the enforcement of any assessment or otherwise, all such liability of incorporators, subscribers, shareholders, officers and directors, as such, being released by the holder or owner hereof by the acceptance of this bond and being likewise waived and released by the terms of the Mortgage. (END OF FORM) WHEREAS, the Company, by appropriate corporate action in conformity with the terms of the Original Indenture, has duly determined to create a series of bonds under the Original Indenture in the aggregate principal amount of $75,000,000, to be entitled and designated as the First Mortgage Bonds, 5.54% Series due November 19, 2040 (herein sometimes referred to as the “Bonds of 2040 Series”); and WHEREAS, each of the fully registered bonds of the Bonds of 2040 Series is to be substantially in the following form, to wit: THIS BOND HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES OR “BLUE SKY” LAWS OF ANY OTHER JURISDICTION, AND MAY BE TRANSFERRED ONLY IN COMPLIANCE WITH SUCH REGISTRATION REQUIREMENTS OR UNDER AN EXEMPTION THEREFROM. No. ______ $_________ PPN No. ___________ (FORM OF BOND) (FACE) ATLANTIC CITY ELECTRIC COMPANY FIRST MORTGAGE BOND 5.54% Series due November 19, 2040 ATLANTIC CITY ELECTRIC COMPANY, a corporation of the State of New Jersey (hereinafter called the “Company”), for value received, hereby promises to pay to ___________, or registered assigns, the principal sum of __________ Dollars on ____________________, at the office or agency of the Company in the Borough of Manhattan, The City of New York in lawful money of the United States of America, and to pay interest thereon at the rate of 5.54 per centum per year in like money, at said office or agency on May 19 and November 19 in each year, commencing May 19, 2026, until the Company’s obligation with respect to the payment of such principal shall have been discharged. Interest on this bond will accrue from the date of original issuance of Bonds of 2040 Series (as hereinafter defined) to the first interest payment date, and thereafter will accrue from the last interest payment date to which interest on the Bonds of 2040 Series has been paid or duly provided for. In the event that any interest payment date is not a business day, then payment of interest payable on such date will be made on the next succeeding day which is a business day with the same force and effect as if made on the interest payment date (and without any interest or other payment in respect of such delay). “Business day” means any day, other than a Saturday or Sunday, which is not a day on which banking institutions or trust companies in the Borough of Manhattan, The City of New York are generally authorized or required by law, regulation or executive order to remain closed. Interest on this bond payable prior to maturity shall be paid by check mailed to the address of the person or persons entitled thereto, as such address shall appear on the bond registration books maintained by the trustee or by wire transfer to an account designated by the person entitled thereto. Subject to certain exceptions provided in the Mortgage referred to on the reverse hereof, the interest payable on any interest payment date shall be paid to the person in whose name this bond is registered at the close of business on the first Business Day of the month in which such interest payment date occurs; provided, however, that interest payable at maturity will be paid to the person to whom principal is paid. This bond shall not become valid or obligatory for any purpose until The Bank of New York Mellon, the Trustee under the Mortgage, or its successor thereunder, shall have signed, by manual or electronic signatures, the form of authentication certificate endorsed hereon.

- 8 - Reference is made to the further provisions of this bond set forth on the reverse hereof and such further provisions shall for all purposes have the same effect as though fully set forth at this place. IN WITNESS WHEREOF, ATLANTIC CITY ELECTRIC COMPANY has caused this bond to be executed in its name by the signature or a facsimile thereof of one of its Authorized Officers and attested by the signature, or a facsimile thereof, of its Secretary or one of its Assistant Secretaries. Dated, ATLANTIC CITY ELECTRIC COMPANY By: _______________________________ Authorized Officer Attest: ______________________________ [Assistant] Secretary (FORM OF BOND) (REVERSE) This bond is one of an issue of bonds of the Company, issuable in series, and is one of a series known as its “First Mortgage Bonds, 5.54% Series due November 19, 2040” (hereinafter called “Bonds of 2040 Series”), all bonds of all series issued and to be issued under and equally secured (except insofar as any sinking fund, established in accordance with the provisions of the Mortgage hereinafter mentioned, may afford additional security for the bonds of any particular series) by a Mortgage and Deed of Trust (herein, together with any indentures supplemental thereto, called the Mortgage), dated January 15, 1937, executed by the Company to THE BANK OF NEW YORK MELLON (ultimate successor to the Irving Trust Company), as Trustee, to which Mortgage reference is made for a description of the property mortgaged and pledged, the nature and extent of the security, the rights of the holders of the bonds in respect thereof, the duties and immunities of the Trustee, and the terms and conditions upon which the bonds are secured. With the consent of the Company and to the extent permitted by and as provided in the Mortgage, the rights and obligations of the Company and/or of the holders of the bonds and/or coupons and/or the terms and provisions of the Mortgage and/or of any instruments supplemental thereto may be modified or altered by affirmative vote of the holders of at least seventy-five per centum (75%) in principal amount of the bonds affected by such modification or alteration then outstanding under the Mortgage (excluding bonds disqualified from voting by reason of the Company’s interest therein as provided in the Mortgage); provided that no such modification or alteration shall permit the extension of the maturity of the principal of this bond or the reduction in the rate of interest hereon or any other modification in the terms of payment of such principal or interest without the consent of the holder hereof. The principal hereof may be declared or may become due prior to the express date of the maturity hereof on the conditions, in the manner and at the time set forth in the Mortgage, upon the occurrence of a completed default as in the Mortgage provided. In addition to the completed defaults described in the Indenture, an event of default with respect to the Bonds of 2040 Series will include the additional events of default described in Section 11 of the Bond Purchase Agreement between the Company and the initial holders of the Bonds of 2040 Series specified on Schedule A to the Bond Purchase Agreement relating thereto. The Trustee shall not be deemed to have actual or constructive knowledge of any event of default under the Bond Purchase Agreement unless an officer of the Trustee with direct responsibility for the administration of the Indenture (a “responsible officer”) shall have received written notice thereof from the Company or from one of the holders of the Bonds of 2040 Series then outstanding that references the Bonds of 2040 Series and the Indenture. The Bonds of 2040 Series are issuable only as registered bonds without coupons in denominations of $100,000 or integral multiples of $1,000 in excess thereof. This bond is transferable as prescribed in the Mortgage by the registered owner hereof in person, or by his duly authorized attorney, at the office or agency of the Company in the Borough of Manhattan, The City of New York, upon surrender and cancellation of this bond, and upon

- 9 - payment, if the Company shall require it, of the transfer charges prescribed in the Mortgage, and thereupon, a new fully registered bond of the same series for a like principal amount will be issued to the transferee in exchange herefor as provided in the Mortgage. The Company and the Trustee may deem and treat the person in whose name this bond is registered as the absolute owner hereof for the purpose of receiving payment of or on account of principal or (subject to the provisions of the Mortgage) interest hereon and for all other purposes and the Company and the Trustee shall not be affected by any notice to the contrary. In order to enable the Trustee to comply with its obligations under applicable tax laws, rules and regulations in effect from time to time (“Applicable Law”), the Company shall provide to the Trustee, following written request from the Trustee, such information concerning the holders of the Bonds of 2040 Series as the Trustee may reasonably request in order to determine whether the Trustee has any tax-related obligations under Applicable Law with respect to the payments made to holders of the Bonds of 2040 Series, but only to the extent (a) such information is in the Company’s possession, (b) such information is not subject to any confidentiality or similar agreement or undertaking or otherwise deemed by the Company to be confidential and (c) providing such information to the Trustee does not, in the judgment of the Company, breach or violate or constitute a default under any applicable laws, rules or regulations or any instrument or agreement to which the Company of any of its affiliates is a party or may be bound. The Company, the Trustee or any paying agent for the Bonds of 2040 Series shall be permitted to make any withholding or deduction from the amount of principal and interest payable to holders of the Bonds of 2040 Series to the extent required under Applicable Law. The Bonds of 2040 Series shall be redeemable at the option of the Company prior to the express date of the maturity hereof, in whole or in part, at any time; provided that the Company may not redeem less than 5% of the aggregate principal amount of the Bonds of 2040 Series in the case of any partial redemption. The Company shall give notice of its intent to redeem such Bonds to the holders of such Bonds of 2040 Series at least 30 days but no more than 60 days prior to the date fixed for such redemption (the “Redemption Date”). Except as otherwise provided in the succeeding paragraph with respect to optional redemption during the Prepayment Period (as defined herein), if the Company redeems all or any part of the Bonds of 2040 Series pursuant to the provisions of this paragraph, it shall pay an amount equal to 100% of the principal amount of the Bonds of 2040 Series to be redeemed and a Make-Whole Amount, which shall be calculated as follows: “Make-Whole Amount” means, as determined by the Company, with respect to any Bonds of 2040 Series, an amount equal to the excess, if any, of the Discounted Value of the Remaining Scheduled Payments with respect to the Called Principal of such Bonds of 2040 Series over the amount of such Called Principal of such Bonds of 2040 Series, provided, that the Make-Whole Amount may in no event be less than zero. For the purposes of determining the Make-Whole Amount, the following terms have the following meanings and each of which will be determined by the Company: “Business Day” means any day other than a Saturday, a Sunday or a day on which commercial banks in New York City are required or authorized to be closed. “Called Principal” means, with respect to any of the Bonds of 2040 Series, the principal of such Bonds of 2040 Series that are to be redeemed or have become or are declared to be immediately due and payable pursuant to the Mortgage. “Discounted Value” means, with respect to the Called Principal of any Bond of 2040 Series, the amount obtained by discounting all Remaining Scheduled Payments with respect to such Called Principal from their respective scheduled due dates to the Settlement Date with respect to such Called Principal, in accordance with accepted financial practice and at a discount factor (applied on the same periodic basis as that on which interest on the Bonds of 2040 Series is payable) equal to the Reinvestment Yield with respect to such Called Principal. “Reinvestment Yield” means, with respect to the Called Principal of any Bonds of 2040 Series, the sum of (a) 0.50% plus (b) the yield to maturity implied by the “Ask Yield(s)” reported as of 10:00 a.m. (New York City

- 10 - time) on the second Business Day preceding the Settlement Date with respect to such Called Principal, on the display designated as “Page PX1” (or such other display as may replace Page PX1) on Bloomberg Financial Markets for the most recently issued actively traded on-the-run U.S. Treasury securities (“Reported”) having a maturity equal to the Remaining Average Life of such Called Principal as of such Settlement Date. If there are no such U.S. Treasury securities Reported having a maturity equal to such Remaining Average Life, then such implied yield to maturity will be determined by (i) converting U.S. Treasury bill quotations to bond equivalent yields in accordance with accepted financial practice and (ii) interpolating linearly between the “Ask Yields” Reported for the applicable most recently issued actively traded on-the-run U.S. Treasury securities with the maturities (1) closest to and greater than such Remaining Average Life and (2) closest to and less than such Remaining Average Life. The Reinvestment Yield shall be rounded to the number of decimal places as appears in the interest rate of the applicable Bonds of 2040 Series. If such yields are not Reported or the yields Reported as of such time are not ascertainable (including by way of interpolation), then “Reinvestment Yield” means, with respect to the Called Principal of any Bonds of 2040 Series, the sum of (x) 0.50% plus (y) the yield to maturity implied by the U.S. Treasury constant maturity yields reported, for the latest day for which such yields have been so reported as of the second Business Day preceding the Settlement Date with respect to such Called Principal, in Federal Reserve Statistical Release H.15 (or any comparable successor publication) for the U.S. Treasury constant maturity having a term equal to the Remaining Average Life of such Called Principal as of such Settlement Date. If there is no such U.S. Treasury constant maturity having a term equal to such Remaining Average Life, such implied yield to maturity will be determined by interpolating linearly between (1) the U.S. Treasury constant maturity so reported with the term closest to and greater than such Remaining Average Life and (2) the U.S. Treasury constant maturity so reported with the term closest to and less than such Remaining Average Life. The Reinvestment Yield shall be rounded to the number of decimal places as appears in the interest rate of the applicable Bonds of 2040 Series. “Remaining Average Life” means, with respect to any Called Principal, the number of years obtained by dividing (i) such Called Principal into (ii) the sum of the products obtained by multiplying (a) the principal component of each Remaining Scheduled Payment with respect to such Called Principal by (b) the number of years, computed on the basis of a 360-day year comprised of twelve 30-day months and calculated to two decimal places, that will elapse between the Settlement Date with respect to such Called Principal and the scheduled due date of such Remaining Scheduled Payment. “Remaining Scheduled Payments” means, with respect to the Called Principal of any Bonds of 2040 Series, all payments of such Called Principal and interest thereon that would be due after the Settlement Date with respect to such Called Principal if no payment of such Called Principal were made prior to its scheduled due date, provided that if such Settlement Date is not a date on which interest payments are due to be made under the Bonds of 2040 Series, then the amount of the next succeeding scheduled interest payment will be reduced by the amount of interest accrued to such Settlement Date and required to be paid on such Settlement Date. “Settlement Date” means, with respect to the Called Principal of any Bonds of 2040 Series, the date on which such Called Principal is to be prepaid or has become or is declared to be immediately due and payable pursuant to the Mortgage, as the context requires. The Company’s notice of redemption to the holders of Bonds of 2040 Series shall specify such date (which shall be a Business Day), the aggregate principal amount of the Bonds of 2040 Series to be prepaid on such date, the principal amount of each Bonds of 2040 Series held by such holder to be prepaid (determined in accordance with the next paragraph hereof), and the interest to be paid on the prepayment date with respect to such principal amount being prepaid, and shall be accompanied by a certificate of the chief financial officer, principal accounting officer, treasurer, assistant treasurer or comptroller of the Company (each, a “Senior Financial Officer”) as to the estimated Make-Whole Amount due in connection with such prepayment (calculated as if the date of such notice were the date of the prepayment), setting forth the details of such computation. Two Business Days prior to such prepayment, the Company shall deliver to the Trustee and each holder of Bonds of 2040 Series a certificate of a Senior Financial Officer specifying the calculation of such Make- Whole Amount as of the specified prepayment date. Provided that no default or event of default has occurred and is continuing, within one hundred and twenty (120) days of the stated maturity date of the Bonds of 2040 Series (the period from such date to the stated maturity of the Bonds of 2040 Series being referred to herein as the “Prepayment Period”), the Company may, at its option,

- 11 - upon prior written notice as provided below, prepay all the Bonds of 2040 Series at 100% of the principal amount so prepaid, together with interest on such principal amount accrued to the date of prepayment and without any Make- Whole Amount. In the case of each partial prepayment of the Bonds of 2040 Series, the principal amount of the Bonds of 2040 Series to be prepaid shall be allocated among all of the Bonds of 2040 Series at the time outstanding in proportion, as nearly as practicable, to the respective unpaid principal amounts thereof not theretofore called for prepayment. In the case of each prepayment of Bonds of 2040 Series, the principal amount of each of the Bonds of 2040 Series to be prepaid shall mature and become due and payable on the date fixed for such prepayment, together with interest on such principal amount accrued to such date and the applicable Make-Whole Amount, if any. From and after such date, unless the Company shall fail to pay such principal amount when so due and payable, together with the interest and Make-Whole Amount, if any, as aforesaid, interest on such principal amount shall cease to accrue. Any Bonds of 2040 Series paid or prepaid in full shall be surrendered to the Company and cancelled and shall not be reissued, and no Bonds of 2040 Series shall be issued in lieu of any prepaid principal amount of any Bonds of 2040 Series. The Company shall deliver to the Trustee before any Redemption Date for the Bonds of 2040 Series its calculation of the amount applicable to such redemption. The Trustee shall be under no duty to inquire into, may presume the correctness of, and shall be fully protected in acting upon, the Company’s calculation of any redemption price of the Bonds of 2040 Series. If at the time notice of redemption is given the redemption moneys are not on deposit with the Trustee, then the redemption shall be subject to the receipt of such moneys on or before the Redemption Date, and such notice shall be of no effect unless such moneys are received. No recourse shall be had for the payment of the principal of or interest on this bond against any incorporator or any past, present or future subscriber to the capital stock, shareholder, officer or director, as such, of the Company or of any successor corporation, either directly or through the Company or any successor corporation, under any rule of law, statute or constitution or by the enforcement of any assessment or otherwise, all such liability of incorporators, subscribers, shareholders, officers and directors, as such, being released by the holder or owner hereof by the acceptance of this bond and being likewise waived and released by the terms of the Mortgage. (END OF FORM) WHEREAS, the Company, by appropriate corporate action in conformity with the terms of the Original Indenture, has duly determined to create a series of bonds under the Original Indenture in the aggregate principal amount of $75,000,000, to be entitled and designated as the First Mortgage Bonds, 5.81% Series due November 19, 2055 (herein sometimes referred to as the “Bonds of 2055 Series”); and WHEREAS, each of the fully registered bonds of the Bonds of 2055 Series is to be substantially in the following form, to wit: THIS BOND HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES OR “BLUE SKY” LAWS OF ANY OTHER JURISDICTION, AND MAY BE TRANSFERRED ONLY IN COMPLIANCE WITH SUCH REGISTRATION REQUIREMENTS OR UNDER AN EXEMPTION THEREFROM. No. ______ $_________ PPN No. ___________ (FORM OF BOND) (FACE) ATLANTIC CITY ELECTRIC COMPANY FIRST MORTGAGE BOND

- 12 - 5.81% Series due November 19, 2055 ATLANTIC CITY ELECTRIC COMPANY, a corporation of the State of New Jersey (hereinafter called the “Company”), for value received, hereby promises to pay to ___________, or registered assigns, the principal sum of __________ Dollars on ____________________, at the office or agency of the Company in the Borough of Manhattan, The City of New York in lawful money of the United States of America, and to pay interest thereon at the rate of 5.81 per centum per year in like money, at said office or agency on May 19 and November 19 in each year, commencing May 19, 2026, until the Company’s obligation with respect to the payment of such principal shall have been discharged. Interest on this bond will accrue from the date of original issuance of Bonds of 2055 Series (as hereinafter defined) to the first interest payment date, and thereafter will accrue from the last interest payment date to which interest on the Bonds of 2055 Series has been paid or duly provided for. In the event that any interest payment date is not a business day, then payment of interest payable on such date will be made on the next succeeding day which is a business day with the same force and effect as if made on the interest payment date (and without any interest or other payment in respect of such delay). “Business day” means any day, other than a Saturday or Sunday, which is not a day on which banking institutions or trust companies in the Borough of Manhattan, The City of New York are generally authorized or required by law, regulation or executive order to remain closed. Interest on this bond payable prior to maturity shall be paid by check mailed to the address of the person or persons entitled thereto, as such address shall appear on the bond registration books maintained by the trustee or by wire transfer to an account designated by the person entitled thereto. Subject to certain exceptions provided in the Mortgage referred to on the reverse hereof, the interest payable on any interest payment date shall be paid to the person in whose name this bond is registered at the close of business on the first Business Day of the month in which such interest payment date occurs; provided, however, that interest payable at maturity will be paid to the person to whom principal is paid. This bond shall not become valid or obligatory for any purpose until The Bank of New York Mellon, the Trustee under the Mortgage, or its successor thereunder, shall have signed, by manual or electronic signatures, the form of authentication certificate endorsed hereon. Reference is made to the further provisions of this bond set forth on the reverse hereof and such further provisions shall for all purposes have the same effect as though fully set forth at this place. IN WITNESS WHEREOF, ATLANTIC CITY ELECTRIC COMPANY has caused this bond to be executed in its name by the signature or a facsimile thereof of one of its Authorized Officers and attested by the signature, or a facsimile thereof, of its Secretary or one of its Assistant Secretaries. Dated, ATLANTIC CITY ELECTRIC COMPANY By: _______________________________ Authorized Officer Attest: ______________________________ [Assistant] Secretary (FORM OF BOND) (REVERSE) This bond is one of an issue of bonds of the Company, issuable in series, and is one of a series known as its “First Mortgage Bonds, 5.81% Series due November 19, 2055” (hereinafter called “Bonds of 2055 Series”), all bonds of all series issued and to be issued under and equally secured (except insofar as any sinking fund, established in accordance with the provisions of the Mortgage hereinafter mentioned, may afford additional security for the bonds of any particular series) by a Mortgage and Deed of Trust (herein, together with any indentures supplemental

- 13 - thereto, called the Mortgage), dated January 15, 1937, executed by the Company to THE BANK OF NEW YORK MELLON (ultimate successor to the Irving Trust Company), as Trustee, to which Mortgage reference is made for a description of the property mortgaged and pledged, the nature and extent of the security, the rights of the holders of the bonds in respect thereof, the duties and immunities of the Trustee, and the terms and conditions upon which the bonds are secured. With the consent of the Company and to the extent permitted by and as provided in the Mortgage, the rights and obligations of the Company and/or of the holders of the bonds and/or coupons and/or the terms and provisions of the Mortgage and/or of any instruments supplemental thereto may be modified or altered by affirmative vote of the holders of at least seventy-five per centum (75%) in principal amount of the bonds affected by such modification or alteration then outstanding under the Mortgage (excluding bonds disqualified from voting by reason of the Company’s interest therein as provided in the Mortgage); provided that no such modification or alteration shall permit the extension of the maturity of the principal of this bond or the reduction in the rate of interest hereon or any other modification in the terms of payment of such principal or interest without the consent of the holder hereof. The principal hereof may be declared or may become due prior to the express date of the maturity hereof on the conditions, in the manner and at the time set forth in the Mortgage, upon the occurrence of a completed default as in the Mortgage provided. In addition to the completed defaults described in the Indenture, an event of default with respect to the Bonds of 2055 Series will include the additional events of default described in Section 11 of the Bond Purchase Agreement between the Company and the initial holders of the Bonds of 2055 Series specified on Schedule A to the Bond Purchase Agreement relating thereto. The Trustee shall not be deemed to have actual or constructive knowledge of any event of default under the Bond Purchase Agreement unless an officer of the Trustee with direct responsibility for the administration of the Indenture (a “responsible officer”) shall have received written notice thereof from the Company or from one of the holders of the Bonds of 2055 Series then outstanding that references the Bonds of 2055 Series and the Indenture. The Bonds of 2055 Series are issuable only as registered bonds without coupons in denominations of $100,000 or integral multiples of $1,000 in excess thereof. This bond is transferable as prescribed in the Mortgage by the registered owner hereof in person, or by his duly authorized attorney, at the office or agency of the Company in the Borough of Manhattan, The City of New York, upon surrender and cancellation of this bond, and upon payment, if the Company shall require it, of the transfer charges prescribed in the Mortgage, and thereupon, a new fully registered bond of the same series for a like principal amount will be issued to the transferee in exchange herefor as provided in the Mortgage. The Company and the Trustee may deem and treat the person in whose name this bond is registered as the absolute owner hereof for the purpose of receiving payment of or on account of principal or (subject to the provisions of the Mortgage) interest hereon and for all other purposes and the Company and the Trustee shall not be affected by any notice to the contrary. In order to enable the Trustee to comply with its obligations under applicable tax laws, rules and regulations in effect from time to time (“Applicable Law”), the Company shall provide to the Trustee, following written request from the Trustee, such information concerning the holders of the Bonds of 2055 Series as the Trustee may reasonably request in order to determine whether the Trustee has any tax-related obligations under Applicable Law with respect to the payments made to holders of the Bonds of 2055 Series, but only to the extent (a) such information is in the Company’s possession, (b) such information is not subject to any confidentiality or similar agreement or undertaking or otherwise deemed by the Company to be confidential and (c) providing such information to the Trustee does not, in the judgment of the Company, breach or violate or constitute a default under any applicable laws, rules or regulations or any instrument or agreement to which the Company of any of its affiliates is a party or may be bound. The Company, the Trustee or any paying agent for the Bonds of 2055 Series shall be permitted to make any withholding or deduction from the amount of principal and interest payable to holders of the Bonds of 2055 Series to the extent required under Applicable Law. The Bonds of 2055 Series shall be redeemable at the option of the Company prior to the express date of the maturity hereof, in whole or in part, at any time; provided that the Company may not redeem less than 5% of the aggregate principal amount of the Bonds of 2055 Series in the case of any partial redemption. The Company shall give notice of its intent to redeem such Bonds to the holders of such Bonds of 2055 Series at least 30 days but no more than 60 days prior to the date fixed for such redemption (the “Redemption Date”).

- 14 - Except as otherwise provided in the succeeding paragraph with respect to optional redemption during the Prepayment Period (as defined herein), if the Company redeems all or any part of the Bonds of 2055 Series pursuant to the provisions of this paragraph, it shall pay an amount equal to 100% of the principal amount of the Bonds of 2055 Series to be redeemed and a Make-Whole Amount, which shall be calculated as follows: “Make-Whole Amount” means, as determined by the Company, with respect to any Bonds of 2055 Series, an amount equal to the excess, if any, of the Discounted Value of the Remaining Scheduled Payments with respect to the Called Principal of such Bonds of 2055 Series over the amount of such Called Principal of such Bonds of 2055 Series, provided, that the Make-Whole Amount may in no event be less than zero. For the purposes of determining the Make-Whole Amount, the following terms have the following meanings and each of which will be determined by the Company: “Business Day” means any day other than a Saturday, a Sunday or a day on which commercial banks in New York City are required or authorized to be closed. “Called Principal” means, with respect to any of the Bonds of 2055 Series, the principal of such Bonds of 2055 Series that are to be redeemed or have become or are declared to be immediately due and payable pursuant to the Mortgage. “Discounted Value” means, with respect to the Called Principal of any Bond of 2055 Series, the amount obtained by discounting all Remaining Scheduled Payments with respect to such Called Principal from their respective scheduled due dates to the Settlement Date with respect to such Called Principal, in accordance with accepted financial practice and at a discount factor (applied on the same periodic basis as that on which interest on the Bonds of 2055 Series is payable) equal to the Reinvestment Yield with respect to such Called Principal. “Reinvestment Yield” means, with respect to the Called Principal of any Bonds of 2055 Series, the sum of (a) 0.50% plus (b) the yield to maturity implied by the “Ask Yield(s)” reported as of 10:00 a.m. (New York City time) on the second Business Day preceding the Settlement Date with respect to such Called Principal, on the display designated as “Page PX1” (or such other display as may replace Page PX1) on Bloomberg Financial Markets for the most recently issued actively traded on-the-run U.S. Treasury securities (“Reported”) having a maturity equal to the Remaining Average Life of such Called Principal as of such Settlement Date. If there are no such U.S. Treasury securities Reported having a maturity equal to such Remaining Average Life, then such implied yield to maturity will be determined by (i) converting U.S. Treasury bill quotations to bond equivalent yields in accordance with accepted financial practice and (ii) interpolating linearly between the “Ask Yields” Reported for the applicable most recently issued actively traded on-the-run U.S. Treasury securities with the maturities (1) closest to and greater than such Remaining Average Life and (2) closest to and less than such Remaining Average Life. The Reinvestment Yield shall be rounded to the number of decimal places as appears in the interest rate of the applicable Bonds of 2055 Series. If such yields are not Reported or the yields Reported as of such time are not ascertainable (including by way of interpolation), then “Reinvestment Yield” means, with respect to the Called Principal of any Bonds of 2055 Series, the sum of (x) 0.50% plus (y) the yield to maturity implied by the U.S. Treasury constant maturity yields reported, for the latest day for which such yields have been so reported as of the second Business Day preceding the Settlement Date with respect to such Called Principal, in Federal Reserve Statistical Release H.15 (or any comparable successor publication) for the U.S. Treasury constant maturity having a term equal to the Remaining Average Life of such Called Principal as of such Settlement Date. If there is no such U.S. Treasury constant maturity having a term equal to such Remaining Average Life, such implied yield to maturity will be determined by interpolating linearly between (1) the U.S. Treasury constant maturity so reported with the term closest to and greater than such Remaining Average Life and (2) the U.S. Treasury constant maturity so reported with the term closest to and less than such Remaining Average Life. The Reinvestment Yield shall be rounded to the number of decimal places as appears in the interest rate of the applicable Bonds of 2055 Series. “Remaining Average Life” means, with respect to any Called Principal, the number of years obtained by dividing (i) such Called Principal into (ii) the sum of the products obtained by multiplying (a) the principal component of each Remaining Scheduled Payment with respect to such Called Principal by (b) the number of years, computed on the basis of a 360-day year comprised of twelve 30-day months and calculated to two decimal places,

- 15 - that will elapse between the Settlement Date with respect to such Called Principal and the scheduled due date of such Remaining Scheduled Payment. “Remaining Scheduled Payments” means, with respect to the Called Principal of any Bonds of 2055 Series, all payments of such Called Principal and interest thereon that would be due after the Settlement Date with respect to such Called Principal if no payment of such Called Principal were made prior to its scheduled due date, provided that if such Settlement Date is not a date on which interest payments are due to be made under the Bonds of 2055 Series, then the amount of the next succeeding scheduled interest payment will be reduced by the amount of interest accrued to such Settlement Date and required to be paid on such Settlement Date. “Settlement Date” means, with respect to the Called Principal of any Bonds of 2055 Series, the date on which such Called Principal is to be prepaid or has become or is declared to be immediately due and payable pursuant to the Mortgage, as the context requires. The Company’s notice of redemption to the holders of Bonds of 2055 Series shall specify such date (which shall be a Business Day), the aggregate principal amount of the Bonds of 2055 Series to be prepaid on such date, the principal amount of each Bonds of 2055 Series held by such holder to be prepaid (determined in accordance with the next paragraph hereof), and the interest to be paid on the prepayment date with respect to such principal amount being prepaid, and shall be accompanied by a certificate of the chief financial officer, principal accounting officer, treasurer, assistant treasurer or comptroller of the Company (each, a “Senior Financial Officer”) as to the estimated Make-Whole Amount due in connection with such prepayment (calculated as if the date of such notice were the date of the prepayment), setting forth the details of such computation. Two Business Days prior to such prepayment, the Company shall deliver to the Trustee and each holder of Bonds of 2055 Series a certificate of a Senior Financial Officer specifying the calculation of such Make- Whole Amount as of the specified prepayment date. Provided that no default or event of default has occurred and is continuing, within one hundred eighty (180) days of the stated maturity date of the Bonds of 2055 Series (the period from such date to the stated maturity of the Bonds of 2055 Series being referred to herein as the “Prepayment Period”), the Company may, at its option, upon prior written notice as provided below, prepay all the Bonds of 2055 Series at 100% of the principal amount so prepaid, together with interest on such principal amount accrued to the date of prepayment and without any Make- Whole Amount. In the case of each partial prepayment of the Bonds of 2055 Series, the principal amount of the Bonds of 2055 Series to be prepaid shall be allocated among all of the Bonds of 2055 Series at the time outstanding in proportion, as nearly as practicable, to the respective unpaid principal amounts thereof not theretofore called for prepayment. In the case of each prepayment of Bonds of 2055 Series, the principal amount of each of the Bonds of 2055 Series to be prepaid shall mature and become due and payable on the date fixed for such prepayment, together with interest on such principal amount accrued to such date and the applicable Make-Whole Amount, if any. From and after such date, unless the Company shall fail to pay such principal amount when so due and payable, together with the interest and Make-Whole Amount, if any, as aforesaid, interest on such principal amount shall cease to accrue. Any Bonds of 2055 Series paid or prepaid in full shall be surrendered to the Company and cancelled and shall not be reissued, and no Bonds of 2055 Series shall be issued in lieu of any prepaid principal amount of any Bonds of 2055 Series. The Company shall deliver to the Trustee before any Redemption Date for the Bonds of 2055 Series its calculation of the amount applicable to such redemption. The Trustee shall be under no duty to inquire into, may presume the correctness of, and shall be fully protected in acting upon, the Company’s calculation of any redemption price of the Bonds of 2055 Series. If at the time notice of redemption is given the redemption moneys are not on deposit with the Trustee, then the redemption shall be subject to the receipt of such moneys on or before the Redemption Date, and such notice shall be of no effect unless such moneys are received. No recourse shall be had for the payment of the principal of or interest on this bond against any incorporator or any past, present or future subscriber to the capital stock, shareholder, officer or director, as such, of

- 16 - the Company or of any successor corporation, either directly or through the Company or any successor corporation, under any rule of law, statute or constitution or by the enforcement of any assessment or otherwise, all such liability of incorporators, subscribers, shareholders, officers and directors, as such, being released by the holder or owner hereof by the acceptance of this bond and being likewise waived and released by the terms of the Mortgage. (END OF FORM) AND WHEREAS each of the Bonds of 2035 Series, the Bonds of 2040 Series, and the Bonds of 2055 Series (whether in temporary or definitive form) are to bear a certificate of the Trustee substantially in the following form, to wit: TRUSTEE’S AUTHENTICATION CERTIFICATE This bond is one of the bonds, of the series herein designated, described in the within-mentioned Mortgage. Dated, THE BANK OF NEW YORK MELLON, Trustee By: ________________________________ Authorized Officer AND WHEREAS, the Company, in the exercise of the powers and authorities conferred upon and reserved to it under and by virtue of the provisions of the Original Indenture, and pursuant to resolutions of its Board of Directors, has duly resolved and determined to make, execute and deliver to the Trustee a supplemental indenture, in the form hereof, for the purposes herein provided; and WHEREAS, the Company represents that all conditions and requirements necessary to make this supplemental indenture (hereinafter sometimes referred to as the “2025 Supplemental Indenture”) a valid, binding and legal instrument in accordance with its terms, have been done, performed and fulfilled, and the execution and delivery hereof have been in all respects duly authorized; NOW, THEREFORE, THIS INDENTURE WITNESSETH: That Atlantic City Electric Company, in consideration of the premises and the sum of One Dollar ($1.00) and other good and valuable consideration paid to it by the Trustee at or before the delivery of these presents, the receipt whereof is hereby acknowledged, and in order to secure the payment of both the principal of and interest and premium, if any, on the bonds from time to time issued under and secured by the Original Indenture and this 2025 Supplemental Indenture, according to their tenor and effect, and the performance of all the provisions of the Original Indenture and this 2025 Supplemental Indenture (including any further indenture or indentures supplemental to the Original Indenture and any modification or alteration made as in the Original Indenture provided) and of said bonds, has granted, bargained, sold, released, conveyed, assigned, transferred, mortgaged, pledged, set over and confirmed, and by these presents doth grant, bargain, sell, release, convey, assign, transfer, mortgage, pledge, set over and confirm unto The Bank of New York Mellon, as Trustee, and to its successor or successors in said trust, and to it and its and their assigns forever, all of the following described properties of the Company, that is to say: all property, real, personal and mixed, tangible and intangible, owned by the Company on the date of the execution hereof and acquired since the execution and delivery of the Indenture Supplemental to Mortgage and Deed of Trust, dated as of March 1, 2023 (except such property as is hereinafter expressly excepted from the lien and operation of this 2025 Supplemental Indenture). The property covered by the lien of the Original Indenture and this 2025 Supplemental Indenture shall include particularly, among other property, without prejudice to the generality of the language hereinbefore or hereinafter contained, all property, whether real, personal or mixed (except any hereinafter expressly excepted), and

- 17 - wheresoever situated, now owned by the Company and acquired since the execution and delivery of the Indenture Supplemental to Mortgage and Deed of Trust, dated as of March 1, 2023, including (without in anywise limiting or impairing by the enumeration of the same the scope and intent of the foregoing or of any general description contained in this 2025 Supplemental Indenture) all lands, rights of way and roads; all plants for the generation of electricity, power houses, steam heat plants, hot water plants, substations, transmission lines, distributing systems, bridges, culverts, tracks, rolling stock, vehicles, automobiles; all offices, buildings and structures, and the equipment thereof; all machinery, engines, boilers, turbines, dynamos, machines, regulators, meters, transformers, generators and motors; all appliances whether electrical or mechanical, conduits, cables and lines; all pipes, whether for water, steam heat, or other purposes; all mains and pipes, service pipes, fittings, valves and connections, poles, wires, tools, implements, apparatus, furniture, chattels, and choses in action; all municipal franchises and other franchises; all lines for the transmission and/or distribution of electric current, steam heat or water for any purpose, including towers, poles, wires, cables, pipes, conduits and all apparatus for use in connection therewith; all real estate, lands, leases, leaseholds (excepting the last day of the term of each lease and leasehold); all contracts, whether heat, light, power or street lighting contracts; all easements, servitudes, licenses, permits, rights, powers, franchises, privileges, rights of way and other rights in or relating to real estate or the occupancy of the same and (except as hereinafter expressly excepted) all the right, title, and interest of the Company in and to all other property of any kind or nature appertaining to and/or used and/or occupied and/or enjoyed in connection with any property hereinbefore described. TOGETHER WITH all and singular the tenements, hereditaments and appurtenances belonging or in any wise appertaining to the aforesaid property or any part thereof, with the reversion and reversions, remainder and remainders and (subject to the provisions of Section 57 of the Original Indenture) the tolls, rents, revenues, issues, earnings, income, product and profits thereof, and all the estate, right, title and interest and claim whatsoever, at law as well as in equity, which the Company now has or may hereafter acquire in and to the aforesaid property and franchises and every part and parcel thereof. Provided that, in addition to the reservations and exceptions herein elsewhere contained, the following are not and are not intended to be now or hereafter granted, bargained, sold, released, conveyed, assigned, transferred, mortgaged, pledged, set over or confirmed hereunder and are hereby expressly excepted from the lien and operation of the Original Indenture and of this 2025 Supplemental Indenture, viz.: (1) cash, shares of stock and obligations (including bonds, notes and other securities) not hereafter specifically pledged, paid or deposited or delivered hereunder or under the Original Indenture or hereinafter or therein covenanted so to be; and (2) any goods, wares, merchandise, equipment, materials or supplies acquired for the purpose of sale or resale in the usual course of business or for consumption in the operation of any properties of the Company; materials, supplies and construction equipment; and all judgments, accounts and choses in action, the proceeds of which the Company is not obligated as provided in the Original Indenture or as hereinafter provided to deposit with the Trustee hereunder or thereunder; provided, however, that the property and rights expressly excepted from the lien and operation of the Original Indenture and this 2025 Supplemental Indenture in the above subdivision (2) shall (to the extent permitted by law) cease to be so excepted, in the event that the Trustee or a receiver or trustee shall enter upon and take possession of the mortgaged and pledged property in the manner provided in Article XII of the Original Indenture, by reason of the occurrence of a completed default, as defined in said Article XII. TO HAVE AND TO HOLD all such properties, real, personal and mixed, granted, bargained, sold, released, conveyed, assigned, transferred, mortgaged, pledged, set over, or confirmed by the Company as aforesaid, or intended so to be unto the Trustee and its successors and assigns forever. SUBJECT, HOWEVER, as to all property embraced herein to all of the reservations, exceptions, limitations and restrictions contained in the several deeds, leases, servitudes, franchises and contracts or other instruments through which the Company acquired and/or claims title to and/or enjoys the use of the aforesaid properties; and subject also to the encumbrances of the character defined in Section 6 of the Original Indenture as “excepted encumbrances”, insofar as the same may attach to any of the property embraced herein. IN TRUST NEVERTHELESS, upon the terms and trusts in the Original Indenture and in this 2025 Supplemental Indenture set forth for the benefit and security of those who shall hold the bonds and coupons issued and to be issued hereunder and under the Original Indenture, or any of them, in accordance with the terms of the Original Indenture and of this 2025 Supplemental Indenture, without preference, priority or distinction as to lien of any of said bonds or coupons over any others thereof by reason of priority in the time of the issue or negotiation

- 18 - thereof, or otherwise howsoever, subject, however, to the conditions, provisions and covenants set forth in the Original Indenture and in this 2025 Supplemental Indenture. AND THIS INDENTURE FURTHER WITNESSETH: That in further consideration of the premises and for the considerations aforesaid, the Company, for itself and its successors and assigns, hereby covenants and agrees to and with the Trustee, and its successor or successors in such trust, as follows: Section 1. (a) The Company hereby creates a sixty-ninth series of bonds to be issued under and secured by the Original Indenture and this 2025 Supplemental Indenture, to be designated and to be distinguished from the bonds of all other series by the title “First Mortgage Bonds, 5.28% Series due March 26, 2035.” The Company hereby creates a seventieth series of bonds to be issued under and secured by the Original Indenture and this 2025 Supplemental Indenture, to be designated and to be distinguished from the bonds of all other series by the title “First Mortgage Bonds, 5.54% Series due November 19, 2040.” The Company hereby creates a seventy-first series of bonds to be issued under and secured by the Original Indenture and this 2025 Supplemental Indenture, to be designated and to be distinguished from the bonds of all other series by the title “First Mortgage Bonds, 5.81% Series due November 19, 2055.” The Bonds of 2035 Series, the Bonds of 2040 Series, and the Bonds of 2055 Series are collectively herein referred to as the bonds of the New Series. (b) The Bonds of 2035 Series shall mature on March 26, 2035 and shall be issued in temporary or definitive form, only as fully registered bonds, without coupons, in denominations of $100,000 and any multiple or multiples of $1,000 authorized by the Company; they shall bear interest at the rate of 5.28 per centum per year, payable semiannually on March 26 and September 26 each year, commencing September 26, 2025. The Bonds of 2040 Series shall mature on November 19, 2040 and shall be issued in temporary or definitive form, only as fully registered bonds, without coupons, in denominations of $100,000 and any multiple or multiples of $1,000 authorized by the Company; they shall bear interest at the rate of 5.54 per centum per year, payable semiannually on May 19 and November 19 each year, commencing May 19, 2026. The Bonds of 2055 Series shall mature on November 19, 2055 and shall be issued in temporary or definitive form, only as fully registered bonds, without coupons, in denominations of $100,000 and any multiple or multiples of $1,000 authorized by the Company; they shall bear interest at the rate of 5.81 per centum per year, payable semiannually on May 19 and November 19 each year, commencing May 19, 2026. The principal of, premium, if any, and interest on each of the bonds of the New Series shall be payable at the office or agency of the Company, in the Borough of Manhattan, The City of New York, in lawful money of the United States of America. Interest shall be payable on the basis of a 360-day year consisting of twelve 30-day months. In the event that any interest payment date is not a business day, then payment of interest payable on such date will be made on the next succeeding day which is a business day with the same force and effect as if made on the interest payment date (and without any interest or other payment in respect of such delay). “Business day” means any day, other than a Saturday or Sunday, which is not a day on which banking institutions or trust companies in the Borough of Manhattan, The City of New York are generally authorized or required by law, regulation or executive order to remain closed. Interest on the bonds of the New Series payable prior to maturity shall be paid by check mailed to the address of the person or persons entitled thereto, as such address shall appear on the bond registration books maintained by the Trustee or by wire transfer to an account designated by the person entitled thereto. Subject to the preceding paragraph, the person in whose name any bonds of the New Series is registered at the close of business on any record date (as hereinbelow defined) with respect to any interest payment date shall be entitled to receive the interest payable on such interest payment date notwithstanding the cancellation of such bonds of the New Series upon any transfer or exchange thereof (including any exchange effected as an incident to a partial redemption thereof) subsequent to the record date and prior to such interest payment date, except that, if and to the extent that the Company shall default in the payment of the interest due on such interest payment date, then the registered holders of bonds of the New Series on such record date shall have no further right to or claim in respect of such defaulted interest as such registered holders on such record date, and the persons entitled to receive payment of any defaulted interest thereafter payable or paid on any bonds of the New Series shall be the registered holders of such bonds of the New Series on the date of payment of such defaulted interest; and except that interest payable at maturity will be paid to the person to whom principal is paid. The term “record date” as used in this Section 1, and

- 19 - in the applicable form of the bonds of the New Series, shall mean the first Business Day of the month in which an interest payment date occurs. (c) Except as provided in this Section 1, all of the bonds of the New Series shall be dated as provided in Section 10 of the Original Indenture. However, so long as there is no existing default in the payment of interest on the bonds of the New Series, all bonds of the New Series authenticated by the Trustee between the record date for any interest payment date and such interest payment date shall be dated as of the day following such interest payment date and shall bear interest from such interest payment date; provided, however that if and to the extent that the Company shall default in the interest due on such interest payment date, then any such bonds of the New Series shall bear interest from the interest payment date next preceding the date of such bond to which interest has been paid, unless such interest payment date is September 26, 2025 with respect to the Bonds of 2035 Series or May 19, 2026 with respect to the Bonds of 2040 Series or the Bonds of 2055 Series, in which case from the respective date of original issuance of the bonds of the New Series. (d) All of the bonds of the New Series shall be redeemable as set forth in the applicable form of bond of the New Series set forth in this 2025 Supplemental Indenture. (e) Registered bonds of the New Series shall be transferable upon presentation and surrender thereof, for cancellation, at the office or agency of the Company in the Borough of Manhattan, The City of New York, by the registered holders thereof, in person or by duly authorized attorney, in the manner and upon payment of the charges prescribed in the Original Indenture. In the manner and upon payment of the charges prescribed in the Original Indenture, registered bonds of the New Series may be exchanged for a like aggregate principal amount of registered bonds without coupons of the New Series of other authenticated denominations, upon presentation and surrender thereof, for cancellation, at the office or agency of the Company in the Borough of Manhattan, The City of New York. (f) So long as any Initial Bondholder (as hereinbelow defined) or its nominee shall be the registered holder of any bond of the New Series, and notwithstanding anything contained in the Original Indenture to the contrary, the Company will pay all sums becoming due on such bond of the New Series for principal, premium, if any, and interest by the method and at the address specified for such purpose by such Initial Bondholder in Schedule A to the Bond Purchase Agreement, dated as of March 26, 2025, between the Company and the Initial Bondholders (the “Purchase Agreement”), or by such other method or at such other address as such Initial Bondholder shall have from time to time specified to the Trustee in writing for such purpose in accordance with the Purchase Agreement, without the presentation or surrender of such bond of the New Series, except that concurrently with payment and redemption in full of any bond of the New Series, the Initial Bondholder shall surrender such bond of the New Series for cancellation to the Company at its principal office or place of payment designated by the Company pursuant to Section 8(a) of the Original Indenture. The Company shall afford the benefits of this Section 1(f) to any Institutional Investor (as hereinbelow defined) that is the direct or indirect transferee of any bond of the New Series purchased by the Initial Bondholder under the Original Indenture. Upon receiving payment as specified above without the presentation or surrender of any bond of the New Series, the Initial Bondholder, its nominee or subsequent Institutional Investor shall be deemed to have agreed to indemnify the Company and the Trustee for, and to hold each of them harmless against, any loss, liability or expense incurred without negligence, willful misconduct or bad faith on either of their parts, arising out of or in connection with the Initial Bondholder’s, its nominee’s or such subsequent Institutional Investor’s failure to comply with the provisions of this Section 1(f), including the costs of defending itself in connection therewith, such indemnity to survive the payment of such bond of the New Series and any resignation or removal of the Trustee. The term “Initial Bondholder” as used in this Section 1 means any registered holder of bonds of the New Series listed on Schedule A to the Purchase Agreement. Further, the term “Institutional Investor” as used in this Section 1 means (a) any Initial Bondholder, (b) any holder of a bond of the New Series holding more than $1,000,000 in aggregate principal amount of the bonds of the New Series then outstanding, and (c) any bank, trust company, savings and loan association or other financial institution, any pension plan, any investment company, any insurance company, any broker or dealer, or any other similar financial institution or entity, regardless of legal form. SECTION 2. In accordance with and in compliance with the provisions of Article VI of the Original Indenture, One Hundred Million Dollars ($100,000,000) principal amount of Bonds of 2035 Series, Seventy-Five

- 20 - Million Dollars ($75,000,000) principal amount of Bonds of 2040 Series, and Seventy-Five Million Dollars ($75,000,000) principal amount of Bonds of 2055 Series may be executed by the Company and delivered to the Trustee, and shall be authenticated by the Trustee (notwithstanding any provisions of the Original Indenture to the contrary, by manual or electronic signatures) and delivered manually or electronically (without awaiting the filing or recording of this 2025 Supplemental Indenture) from time to time in accordance with the order or orders of the Company, evidenced by a writing or writings signed in the name of the Company by its Authorized Officers. SECTION 3. The approval by the State of New Jersey Board of Public Utilities of the execution and delivery of this 2025 Supplemental Indenture shall not in any way be construed as approval by said Board of any other act, matter or thing which requires the approval of said Board under the laws of the State of New Jersey; nor shall said approval bind said Board or any other public body or authority of the State of New Jersey having jurisdiction in the premises in any future application for the issue of bonds under the Original Indenture or any indenture supplemental thereto or otherwise. SECTION 4. As supplemented by this 2025 Supplemental Indenture, the Original Indenture is in all respects ratified and confirmed and the Original Indenture and this 2025 Supplemental Indenture shall be read, taken and construed as one and the same instrument. Nothing in this 2025 Supplemental Indenture contained shall, or shall be construed to, confer upon any person other than the holders of bonds issued under the Original Indenture and this 2025 Supplemental Indenture, the Company and the Trustee, any right to avail themselves of any benefit of any provision of the Original Indenture or of this 2025 Supplemental Indenture. The Trustee assumes no responsibility for the correctness of the recitals of facts contained herein and makes no representations as to the validity of this 2025 Supplemental Indenture. This 2025 Supplemental Indenture may be simultaneously executed in any number of counterparts, each of which so executed shall be deemed to be an original; but such counterparts shall together constitute but one and the same instrument. This 2025 Supplemental Indenture shall be effective as of March 1, 2025, but was actually executed and delivered as of March 12, 2025 by the Trustee, and as of March 11, 2025 by the Company. SECTION 5. The Company agrees that the Trustee shall have the right to accept and act upon instructions, including funds transfer instructions (“Instructions”) given pursuant to the Indenture and delivered using Electronic Means; provided, however, that the Company shall provide to the Trustee an incumbency certificate listing officers with the authority and designated to provide such Instructions (“Authorized Officers”) and containing specimen signatures of such Authorized Officers, which incumbency certificate shall be amended by the Company whenever a person is to be added or deleted from the listing. If the Company elects to give the Trustee Instructions using Electronic Means and the Trustee in its discretion elects to act upon such Instructions, the Trustee’s understanding of such Instructions shall be deemed controlling. The Company understands and agrees that the Trustee cannot determine the identity of the actual sender of such Instructions and that the Trustee shall conclusively presume that directions that purport to have been sent by an Authorized Officer listed on the incumbency certificate provided to the Trustee have been sent by such Authorized Officer. The Company shall be responsible for ensuring that only Authorized Officers transmit such Instructions to the Trustee and that the Company and all Authorized Officers are solely responsible to safeguard the use and confidentiality of applicable user and authorization codes, passwords and/or authentication keys upon receipt by the Company. The Trustee shall not be liable for any losses, costs or expenses arising directly or indirectly from its reliance upon and compliance with such Instructions notwithstanding such directions conflict or are inconsistent with a subsequent written instruction. The Company agrees: (i) to assume all risks arising out of the use of Electronic Means to submit Instructions to the Trustee, including without limitation the risk of the Trustee acting on unauthorized Instructions, and the risk of interception and misuse by third parties; (ii) that it is fully informed of the protections and risks associated with the various methods of transmitting Instructions to the Trustee and that there may be more secure methods of transmitting Instructions than the method(s) selected by the Company; (iii) that the security procedures (if any) to be followed in connection with its transmission of Instructions provide to it a commercially reasonable degree of protection in light of its particular needs and circumstances; and (iv) to notify the Trustee immediately upon learning of any compromise or unauthorized use of the security procedures. "Electronic Means" shall mean the following communications methods: e-mail, secure electronic transmission containing applicable authorization codes, passwords and/or authentication

- 21 - keys issued by the Trustee, or another method or system specified by the Trustee as available for use in connection with its services hereunder. (Signature Pages Follow)

IN WITNESS WHEREOF, ATLANTIC CITY ELECTRIC COMPANY, party hereto of the first part, has caused this instrument to be signed in its name and behalf by an Authorized Officer and THE BANK OF NEW YORK MELLON, party hereto of the second part, has caused this instrument to be signed in its name and behalf by a Vice President. Executed and delivered by Atlantic City Electric Company in the City of Chicago, Illinois, effective as of the 1st day of March, 2025, but actually executed and delivered on the dates set forth below. ATLANTIC CITY ELECTRIC COMPANY

THE BANK OF NEW YORK MELLON, as Trustee By: Nami Title: Stacey B. Poindexter Vice President [Signature Page to Supplemental Indenture]

STATE OF ILLINOIS) )SS. COLfNTY OF COOK ) BE IT REMEMBERED that on this 11 th day of March, in the year of our Lord two thousand twenty five before me, a Notary Public in and for the State of Illinois, personally appeared Melissa E. Ramirez, an Authorized Officer of ATLANTIC CITY ELECTRIC COMPANY, named in the foregoing Indenture Supplemental to Mortgage and Deed of Trust; that the said Indenture Supplemental to Mortgage and Deed of Trust was signed by the said Authorized Officer in the presence of deponent; that said Indenture Supplemental to Mortgage and Deed of Trust was signed and delivered as and for the voluntary act and deed of said Company for the uses and purposes therein expressed, pursuant to a resolution of the Board of Directors of said grantor; and at the execution thereof this deponent subscribed her/his name thereto as witness. Sworn and subscribed the day and year aforesaid. Otrt inrsif~^| —> Notary Public - State of Illinois My Commission Expires April 04, 2028 ___ m m • • » OFFICIAL SEAL BARBARA HALTOM STAUFFER Notary Public, Stat© of IHinois Commission No. 989160 My Commission Expires April 04.2028 rnqgngmFim***** m m •

STATE OF NEW YORK ) )SS. COUNTY OF NEW YORK ) BE IT REMEMBERED that on this 12th day of March, in the year of our Lord two thousand twenty five before me, a Notary Public in and for the State aforesaid, personally appeared Stacey B. Poindexter, who being by me duly sworn on his oath says that she is an authorized Vice President of THE BANK OF NEW YORK MELLON, the Trustee named in the foregoing Indenture Supplemental to Mortgage and Deed of Trust; that the said Indenture Supplemental to Mortgage and Deed of Trust was signed by the said Vice President; that said Indenture Supplemental to Mortgage and Deed of Trust was signed and delivered as and for the voluntary act and deed of said Trustee for the uses and purposes therein expressed, pursuant to authority of the Board of Directors of said Trustee; and at the execution thereof this deponent subscribed his name thereto as witness. Sworn and subscribed the day and year aforesaid. HELEN CHOI Notary Public, Stale of New vofK No. 01CH6291290 Qualified in New York County Commission Expires October 15, 2025 Helen Choi Notary Public, State of New York No. 0ICH6291290 Qualified in New York County Commission Expires October 15, 2025

CERTIFICATE OF RESIDENCE THE BANK OF NEW YORK MELLON, Mortgagee and Trustee within named, hereby certifies that its precise residence is 240 Greenwich Street, in the Borough of Manhattan, in The City of New York, in the State of New York. THE BANK/OF NEW YORK MELLON, as Trustee StaCcy B. Poindexter Vice President